                            STOCK PURCHASE AGREEMENT


THIS  AGREEMENT  is  made  effective  as  of  the  23rd  day  of November, 2001.

AMONG:


          ADVANCED  TECHNOLOGIES  DEVELOPMENT  CO.  LIMITED
          -------------------------------------------------
          POB  472  and  504
          50  Town  Range,  Gibraltar

          ROCASOPRANE  LTD.
          -----------------
          Calle  55  El  Cangrejo
          Panama  City,  Republic  of  Panama

          AXIOM  S.A.
          -----------
          62  Quai  Gustave  Ador  CH  1205  Geneva
          Switzerland

          (hereinafter  called  the  "Selling  Shareholders")

                                                               OF THE FIRST PART

AND:
          TECHNOCALL  SA,
          --------------
          a corporation incorporated pursuant to the laws of Switzerland

          (hereinafter  called  "Technocall")

                                                              OF THE SECOND PART

AND:

          BURRARD  TECHNOLOGIES,  INC.,
          ----------------------------
          a  Nevada  corporation

          (hereinafter  called  "Burrard")

                                                               OF THE THIRD PART

WHEREAS:

A. The Selling Shareholders own all of the issued and outstanding shares of the common stock of Technocall.

B. Burrard has offered to purchase all of the issued and outstanding shares of the common stock of Technocall.

C. The Selling Shareholders have agreed to sell all of the issued and outstanding shares of the common stock of Technocall to Burrard on the terms and conditions set forth herein.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the foregoing and of the sum of $10.00 paid by Burrard to each of the Selling Shareholders and to Technocall, the receipt of which is hereby acknowledged, the parties hereto agree each with the other as follows:

                                   ARTICLE 1.
                                   DEFINITIONS
     1.1     Definitions.  The  following terms will have the following meanings
             ------------
for  all  purposes  of  this  Agreement.

     (a) "Burrard Shares" means 7,600,000 shares of the common stock of Burrard to be issued to the Selling Shareholders by Burrard on the Closing Date.

     (b) "Agreement" shall mean this Agreement, and all the exhibits, schedules and other documents attached to or referred to in the Agreement, and all amendments and supplements, if any, to this Agreement.

     (c) "Business" means the business in which Technocall is engaged as disclosed in Business Plan and the Technocall Financial Statements;

     (d) "Business Plan" means the business plan of Technocall prepared by Technocall, a copy of which is attached hereto as Appendix A;

     (e)  "Closing"  shall  mean  the  closing  of  the  Transaction.

     (f) "Closing Date" shall mean December 11, 2001 or such other date as agreed in writing to by the parties on which the Closing occurs.

     (g) "Closing Documents" shall mean the papers, instruments and documents required to be executed and delivered at the Closing pursuant to this Agreement.

     (h) "Exchange Act" shall mean the United States Securities Exchange Act of 1934, as amended.

     (i) "GAAP" shall mean United States generally accepted accounting principles applied in a manner consistent with prior periods.

     (j)  "SEC" shall mean the United States Securities and Exchange Commission.

     (k) "Securities Act" shall mean the United States Securities Act of 1933, as amended.

     (l) "Selling Shareholders" shall mean the selling shareholders named in the preamble to this agreement.

     (m) "Technocall Shares" means the 1,000 shares of the common stock of Technocall held by the Selling Shareholders, being all of the issued and outstanding shares of the common stock of Technocall;

     (n) "Transaction" shall mean the purchase of the Technocall Shares by Burrard from the Selling Shareholders in consideration for the issuance of the Burrard Shares.

     1.2     Schedules.  The  following appendices and schedules are attached to
             ----------
and  form  part  of  this  Agreement:

          APPENDICES
          ----------

          Description
          -----------

          Appendix  A     Business  Plan


          SCHEDULES
          ---------

          Description
          -----------

          Disclosure  Schedule  3.4  -  Title  to  Technocall  Stock
          Disclosure  Schedule  3.6  -  Technocall  Financial  Statements
          Disclosure  Schedule  3.9  -  Fixed  Assets/  Tangible  Assets
          Disclosure  Schedule  3.11-  Intellectual  Property
          Disclosure  Schedule  3.13-  Material  Contracts


     1.3     Currency.  All  dollar amounts referred to in this agreement are in
             ---------
United  States  funds,  unless  expressly  stated  otherwise.

                                   ARTICLE 2.
                           PURCHASE AND SALE OF SHARES

2.1     Purchase  and  Sale  of  Shares.  Subject to the terms and conditions of
        --------------------------------
this Agreement, the Selling Shareholders hereby covenant and agree to sell, assign and transfer to Burrard, and Burrard covenants and agrees to purchase from the Selling Shareholders all of Technocall Shares held by the Selling Shareholders.

2.2     Consideration.  As  consideration  for  the  sale  of Technocall Shares,
        --------------
Burrard shall allot and issue the Burrard Shares to the Selling Shareholders. The Burrard Shares shall be issued to the Selling Shareholders pro rata in accordance to the number of the Technocall Shares transferred by each Selling Shareholder to Burrard on closing. The Selling Shareholders acknowledge and agree that the Burrard Shares are being issued pursuant to available exemptions from the prospectus and registration requirements of the United States
Securities Act of 1933. The Selling Shareholders agree to abide by all applicable resale restrictions and hold periods imposed by all applicable securities legislation. All shares certificates representing the Burrard Shares will be endorsed with the following legend pursuant to the United States Securities Act of 1933:

THE  SECURITIES  REPRESENTED  BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER
THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE APPLICABLE PROVISIONS OF THE ACT OR ARE EXEMPT FROM SUCH REGISTRATION. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

2.3     Closing  Date.  The closing of the Transaction (the "Closing") will take
        --------------
place,  subject  to  the  terms and conditions of this Agreement, on the Closing
Date.


                                    ARTICLE 3
                REPRESENTATIONS AND WARRANTIES OF TECHNOCALL AND
                            THE SELLING STOCKHOLDERS

     Technocall and the Selling Stockholders each jointly and severally represent and warrant to Burrard and acknowledge that Burrard is relying upon such representations and warranties in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of Burrard:

     3.1     Organization  and  Good Standing.  Technocall is a corporation duly
             --------------------------------
organized, validly existing and in good standing under the laws of the country of Switzerland and has all requisite corporate power and authority to own, lease and to carry on its business as now being conducted. Technocall is duly qualified to do business and is in good standing as a foreign corporation in each of the jurisdictions in which it owns property, leases property, does business, or is otherwise required to do so, where the failure to be so qualified would have a material adverse effect on the business of Technocall taken as a whole.

     3.2     Authority.  Technocall  has  all  requisite  corporate  power  and
             ---------
authority to execute and deliver this Agreement, and to perform its obligations as required by this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement have been duly authorized by Technocall's board of directors and no other corporate or shareholder proceedings on the part of Technocall is necessary to authorize this Agreement or to consummate the transactions contemplated by this Agreement. This Agreement has been duly executed and delivered by Technocall.

     3.3     Capitalization  of Technocall.  The entire authorized capital stock
             -----------------------------
and other equity securities of Technocall consist of 1,000 shares of Technocall common stock (the "Technocall Stock") all of which shares are issued and outstanding. All of the issued and outstanding shares of Technocall Stock have been duly authorized, are validly issued, are fully paid and nonassessable, are not subject to preemptive rights and were issued in full compliance with all federal, state, and local laws, rules and regulations, including all applicable securities laws. There are no outstanding options, warrants, subscriptions, conversion rights, or other rights, agreements, or commitments obligating Technocall to issue any additional shares of Technocall Stock, or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from Technocall any shares of Technocall Stock. There are no agreements purporting to restrict the transfer of the Technocall Stock, no voting agreements, voting trusts, or other arrangements restricting or affecting the voting of the Technocall Stock.

     3.4     Title to Technocall Stock.  Disclosure Schedule 3.4 contains a true
             -------------------------   -----------------------
and complete list of the holders of all issued and outstanding shares of Technocall Stock (the "Technocall Stockholders") including each holder's name, address, number of shares held and date of issuance.

3.5     Subsidiaries.  Technocall  does  not have any subsidiaries or agreements
        ------------
of any nature to acquire any subsidiary or to acquire or lease any other business operations and will not prior to the Closing Date acquire, or agree to acquire, any subsidiary or business without the prior written consent of Burrard.

     3.6     Financial  Representations.  Attached  to  this  Agreement  as
             --------------------------
Disclosure Schedule 3.6 are true, correct, and complete copies of an unaudited balance sheet and income statement of Technocall dated as of September 30, 2001 (collectively, the "Financial Statements"). The Financial Statements (a) are in accordance with the books and records of Technocall and (b) present fairly the financial condition of Technocall as of the respective dates indicated and the results of operations for such periods. The books, records, and accounts of Technocall accurately and fairly reflect, in reasonable detail, the transactions, assets, and liabilities of Technocall. Technocall has not engaged in any transaction, maintained any bank account, or used any funds of Technocall, except for transactions, bank accounts, and funds which have been and are reflected in the normally maintained books and records of Technocall. The books, records, accounts and financial statements of Technocall are such that audited financial statements for Technocall can be prepared and delivered within 45 days of the Closing Date in accordance with US GAAP and in the form and with the content required to enable Burrard to comply with its filing obligations under the Exchange Act arising from the acquisition of Technocall.

     3.7     Absence  of Undisclosed Liabilities.  Technocall has no liabilities
             -----------------------------------
or obligations either direct or indirect., matured or unmatured, absolute, contingent or otherwise, which:

     (a) are not set forth in the Financial Statements or have not heretofore been paid or discharged;

     (b) did not arise in the regular and ordinary course of business under any agreement, contract, commitment, lease or plan specifically disclosed (or are not required to be disclosed in accordance with GAAP); or

     (c) have not been incurred in amounts and pursuant to practices consistent with past business practice, in or as a result of the regular and ordinary course of its business since the date of the last Financial Statements.

     For purposes of this Agreement, the term "liabilities" includes, any direct or indirect indebtedness, guaranty, endorsement, claim, loss, damage, deficiency, cost, expense, obligation or responsibility, fixed or unfixed, known or unknown, asserted choate or inchoate, liquidated or unliquidated, secured or unsecured.

     3.8     Absence  of  Changes.  Since September 30, 2001, there has not been
             --------------------
(a) a material adverse effect to the business, operations or financial conditions of Technocall, or (b) any significant change by Technocall in its accounting methods, principles or practices.

     3.9     Fixed  Assets/ Tangible Assets.  Disclosure Schedule 3.9 contains a
             ------------------------------   -----------------------
list of all material equipment, furniture, fixtures and other tangible personal property and assets owned by Technocall. Technocall possesses all property and items necessary for the continued operation of the business of Technocall as disclosed in the Technocall Financial Statements and in accordance with its Business Plan. All of such items are in good operating condition (normal wear and tear excepted), and are reasonably fit for the purposes for which such item is presently used. All such personal property is owned by Technocall free and clear of all liens, security interests, charges and encumbrances.

     3.10     Employees  and  Consultants.  Technocall  has not entered into any
              ----------------------------
written contracts of employment or consulting agreements other than as listed on Disclosure Schedule 3.13.

     3.11     Intellectual  Property.  Technocall  owns  or possesses or has the
              -----------------------
right to use all patents, trademarks, trade secrets, service marks, trade names, copyrights, inventions, products and processes under development, databases, drawings, designs, proprietary know-how or information, other confidential information, or other rights with respect thereto (collectively referred to as "Proprietary Rights"), used or currently proposed to be used in the business of the Technocall as disclosed in the Technocall Financial Statements and the Business Plan. Without limitation, Technocall owns all Proprietary Rights in connection with the program concerning "Electronic and Computer Intelligence Applied to Water Treatment", as described in Disclosure Schedule 3.11. Disclosure Schedule 3.11 sets forth a complete and accurate list of all patents and applications for patents, trademarks, trade names, service marks, and copyrights, and applications therefor, owned or used by Technocall or in which it has any rights or licenses. All such intellectual property assets are owned by Technocall free and clear of all liens, security interests, charges and encumbrances.

     3.12     Real Property.  Technocall does not own real property.  Any leases
              -------------
are  to  which  Technocall is a party are disclosed in Disclosure Schedule 3.13.

     3.13     Material  Contracts  and  Transactions.  Disclosure  Schedule 3.13
              --------------------------------------   -------------------------
contains a list of all material contracts, agreements, licenses, permits, arrangements, commitments, instruments, understandings or contracts, whether written or oral, express or implied, contingent, fixed or otherwise, to which Technocall is a party (collectively, the "Contracts").

     (a)     Except  as  listed  on Disclosure Schedule 3.13, neither Technocall
                                    ------------------------
nor  any  of  its  Subsidiaries  is  a  party  to  any  written  or  oral:

          (1) agreement for the purchase, sale or lease of any capital assets, or continuing contracts for the purchase or lease of any materials, supplies, equipment, real property or services;

          (2) agreement regarding, sales agency, distributorship, or the payment of commissions;

          (3) agreement for the employment or consultancy of any person or entity;

          (4) note, debenture, bond, trust agreement, letter of credit agreement loan agreement, or other contract or commitment for the borrowing or lending of money, or agreement or arrangement for a line of credit or guarantee, pledge, or undertaking of the indebtedness of any other person;

          (5) agreement, contract, or commitment for any charitable or political contribution;

          (6) agreement, contract, or commitment limiting or restraining Technocall, their business or any successor thereto from engaging or competing in any manner or in any business or from hiring any employees, nor is any employee of Technocall subject to any such agreement, contract, or commitment;

          (7) material agreement, contract, or commitment not made in the ordinary course of business;

          (8) agreement establishing or providing for any joint venture, partnership, or similar arrangement with any other person or entity;

          (9) agreement, contract or understanding containing a "change in control," or similar provision; or

          (10)  power  of  attorney  or  similar  authority  to  act.

     (b) Each Contract is in full force and effect, and there exists no material breach or violation of or default by Technocall under any Contract nor by any other party to a Contract, or any event that with notice or the lapse of time, or both, will create a material breach or violation thereof or default under any Contract by Technocall or by any other party to a Contract. The continuation, validity, and effectiveness of each Contract will in no way be affected by the consummation of the transactions contemplated by this Agreement. Except as listed on Disclosure Schedule 3.13, there exists no actual or
                        --------------------------
threatened termination, cancellation, or limitation of, or any amendment, modification, or change to any Contract. A true, correct and complete copy (and if oral, a description of material terms) of each Contract, as amended to date, has been furnished to Burrard.

     3.14     Noncontravention.  Neither the execution, delivery and performance
              ----------------
of  this  Agreement,  nor  the  completion  of  the  Transaction,  will:

          (1) Conflict with, result in a violation of, cause a default under (with or without notice, lapse of time or both) or give rise to a right of termination under any agreement to which Technocall is a party;

          (2) Violate any provision of the certificate of incorporation or by-laws of Technocall; or

          (3) Violate any order, writ, injunction, decree, statute, rule, or regulation of any court or governmental or regulatory authority applicable to Technocall or any of its respective property or assets.

     3.15     Actions  and Proceedings.  There is no claim, charge, arbitration,
              ------------------------
grievance, action, suit, investigation or proceeding by or before any court, arbiter, administrative agency or other governmental authority now pending or, to the best knowledge of Technocall, threatened against Technocall or which involves any of the business, or the properties or assets of Technocall that, if adversely resolved or determined, would have a material adverse effect on the business, operations, assets, properties, prospects, or conditions of Technocall taken as a whole ("Technocall Material Adverse Effect"). There is no reasonable basis for any claim or action that, based upon the likelihood of its being asserted and its success if asserted, would have such a Technocall Material Adverse Effect.

     3.16     Compliance.  Technocall  has  operated in material compliance with
              ----------
all laws, rules, statutes, ordinances, orders and regulations applicable to its business.

     3.17     Filings,  Consents and Approvals.  No filing or registration with,
              --------------------------------
no notice to and no permit, authorization, consent, or approval of any public or governmental body or authority or other person or entity is necessary for the consummation by Technocall of the transactions contemplated by this Agreement or to enable Burrard to continue to conduct Technocall's business after the Closing Date in a manner which is consistent with that in which it is presently conducted.

     3.18     No  Brokers.  Technocall  has  not  incurred  any  obligation  or
              -----------
liability to any party for any brokerage fees, agent's commissions, or finder's fees in connection with the transactions contemplated by this Agreement for which Technocall or Burrard would be responsible.

3.19     Minute  Books.  The  minute  books  of  Technocall and its Subsidiaries
         -------------
provided to Burrard contain a complete summary of all meetings of directors and shareholders since the time of incorporation of such entity and reflect all transactions referred to in such minutes accurately in all material respects.

     3.20     Completeness  of  Disclosure.  There  is  no  fact material to the
              ----------------------------
assets, businesses, liabilities or prospects of Technocall as a whole which has not been set forth or described in this Agreement or in the Exhibits hereto and which is material to the conduct, prospects, operations or financial condition of Technocall. No representation or warranty by Technocall in this Agreement nor any certificate, schedule, statement, document or instrument furnished or to be furnished to Burrard pursuant hereto, including Technocall's Business Plan, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make any statement herein or therein not materially misleading.


                                   ARTICLE 4.
                    COVENANTS, REPRESENTATIONS AND WARRANTIES
                           OF THE SELLING SHAREHOLDERS

The Selling Shareholders each covenant with and represent and warrant to Burrard as follows, and acknowledge that Burrard is relying upon such covenants, representations and warranties in connection with the purchase by Burrard of the Technocall Shares:

4.01 The Technocall Shares owned by the Selling Shareholders are owned by them as the recorded owners with a good and marketable title thereto, free and clear of all mortgages, liens, charges, security interests, adverse claims, pledges, encumbrances and demands whatsoever and the Selling Shareholders have all necessary power and authority to deal with Technocall shares in accordance with this Agreement.

4.02 No person, firm or corporation has any agreement or option or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase from the Selling Shareholders of any of Technocall Shares held by them.

4.03 This agreement has been duly authorized, validly executed and delivered by each Selling Shareholder.

4.04 The Selling Shareholder is acquiring the Burrard Shares for investment solely for his own account and not with a present view to any distribution, transfer or resale to others, including any "distribution" within the meaning of the Securities Act.

4.05 The Selling Shareholder is financially able to bear the economic risks of an investment in Burrard and has no need for liquidity in this investment.

4.06 The Selling Shareholder has such knowledge and experience in financial and business matters in general and with respect to investments of a nature similar to that evidenced by the Burrard Shares so as to be capable, by reason of such knowledge and experience, of evaluating the merits and risks of, and making an informed business decision with regard to, and protecting his own interests in connection with, the acquisition of the Burrard Shares.

4.07 The Selling Shareholder is not a "U.S. Person" as defined by Regulation S of the Securities Act and is not acquiring the Shares for the account or benefit of a U.S. Person.

          A "U.S. Person" is defined by Regulation S of the Act to be any person who is:

          (a)  any  natural  person  resident  in  the  United  States;

          (b) any partnership or corporation organized or incorporated under the laws of the United States;

          (c)  any  estate  of  which  any  executor  or administrator is a U.S.
               person;

          (d)  any  trust  of  which  any  trustee  is  a  U.S.  person;

          (e) any agency or branch of a foreign entity located in the United States;

          (f) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporate, or (if an individual) resident in the United States; and

          (g)  any  partnership  or  corporation  if:

               (i) organized or incorporated under the laws of any foreign jurisdiction; and

               (ii) formed  by  a  U.S.  person  principally  for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors [as defined in Section 230.501(a) of the Act] who are not natural persons, estates or trusts.

4.08 The Selling Shareholder agrees to resell the Burrard Shares only in accordance with the pursuant to registration under the Securities Act or pursuant to an available exemption from the registration requirements of the Act. The Selling Shareholder agrees not to engage in hedging transactions with regard to the Burrard Shares unless in compliance with the Securities Act.


                                    ARTICLE 5
                        REPRESENTATIONS AND WARRANTIES OF
                                     BURRARD

     Burrard represents and warrants to Technocall and the Selling Shareholders and acknowledges that Technocall and the Selling Shareholders are relying upon such representations and warranties in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of Technocall.

     5.1     Organization and Good Standing.  Burrard is duly organized, validly
             ------------------------------
existing and in good standing under the laws of Nevada and has all requisite corporate power and authority to own, lease and to carry on its business as now being conducted. Burrard is duly qualified to do business and is in good standing as a foreign corporation in each of the jurisdictions in which it owns property, leases property, does business, or is otherwise required to do so, where the failure to be so qualified would have a material adverse effect on the businesses, operations, or financial condition of Burrard .

     5.2     Authority.  Burrard has all requisite corporate power and authority
             ---------
to execute and deliver this Agreement and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by Burrard and the consummation by Burrard of the transactions contemplated by this Agreement have been duly authorized by its board of directors and no other corporate or shareholder proceedings on the part of Burrard are necessary to authorize such documents or to consummate the transactions contemplated thereby. This Agreement has been duly executed and delivered by Burrard.

     5.3     Capitalization  of Burrard. The entire authorized capital stock and
             --------------------------
other equity securities of Burrard ("Burrard Stock") consists of 25,000,000 shares of common stock, par value $0.001 ("Burrard Common Stock"). There are 17,187,000 shares of Burrard Stock currently issued and outstanding. All of the issued and outstanding shares of Burrard Stock have been duly authorized, are validly issued, are fully paid and nonassessable, are not subject to preemptive rights and were issued in full compliance with all federal, state, and local laws, rules and regulations. There are no outstanding options, warrants, subscriptions, conversion rights, or other rights, agreements, or commitments obligating Burrard to issue any additional shares of Burrard Stock, or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from Burrard any shares of Burrard Stock.

     5.4     Validity  of  Burrard  Common Stock Issuable Upon the Closing.  The
             --------------------------------------------------------------
shares of Burrard Common Stock to be issued to the Selling Shareholders upon consummation of the Transaction in accordance with this Agreement will, upon issuance, have been duly and validly authorized and, when so issued in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and nonassessable.

     5.5     Actions  and  Proceedings.  There is no claim, charge, arbitration,
             -------------------------
grievance, action, suit, investigation or proceeding by or before any court, arbiter, administrative agency or other governmental authority now pending or, to the best knowledge of Burrard, threatened against Burrard which involves any of the business, or the properties or assets of Burrard that, if adversely resolved or determined, would have a material adverse effect on the business, operations, assets, properties, prospects or conditions of Burrard taken as a whole. There is no reasonable basis for any claim or action that, based upon the likelihood of its being asserted and its success if asserted, would have such a material adverse effect.

     5.6     SEC Filings.  Burrard has furnished or made available to Technocall
             -----------
and the Selling Shareholders a true and complete copy of each report, schedule, registration statement and proxy statement filed by Burrard with the SEC since the inception of Burrard (as such documents have since the time of their filing been amended, the "Burrard SEC Documents"). Burrard has timely filed with the
                     ---------------------
SEC all documents required to have been filed pursuant to the Securities Act and the Exchange Act. As of their respective dates, Burrard SEC Documents complied in all material respects with the requirements of the Securities Act, or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Burrard SEC Documents, and none of Burrard SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     5.7     Financial  Representations.  The  financial  statements for Burrard
             --------------------------
included in Burrard's SEC Documents (the "Burrard Financial Statements") (a) are in accordance with the books and records of Burrard and (b) present fairly the financial condition of Burrard as of the respective dates indicated and the results of operations for such periods, except that any unaudited interim financial statements were or will be subject to normal and recurring year-end adjustments. The books, records, and accounts of Burrard accurately and fairly reflect, in reasonable detail, the transactions, assets, and liabilities of Burrard. Burrard has not engaged in any transaction, maintained any bank account, or used any funds of Burrard, except for transactions, bank accounts, and funds which have been and are reflected in the normally maintained books and records of Burrard.

     5.8     Absence  of  Certain  Changes  or Events.  Since September 30, 2001
             ----------------------------------------
there has not been (a) a material adverse effect to the business, operations or financial conditions of Burrard, or (b) any significant change by Burrard in its accounting methods, principles or practices.

     5.9     Filings,  Consents  and Approvals.  No filing or registration with,
             ---------------------------------
no notice to and no permit, authorization, consent, or approval of any public or governmental body or authority or other person or entity is necessary for the consummation by Burrard of the transactions contemplated by this Agreement.

     5.10     Fixed  Assets/  Tangible  Assets.  There  are  no  material
               --------------------------------
equipment, furniture, fixtures and other tangible personal property and assets owned or leased by Burrard, except as disclosed in the Burrard Financial Statements.

     5.11     Employees  and  Consultants.  Burrard  does not have any employees
              ----------------------------
or  consultants,  except  as  disclosed  in  the  Burrard  SEC  Documents.

     5.12     Material  Contracts  and  Transactions.  There  are  no  material
              --------------------------------------
contracts, agreements, licenses, permits, arrangements, commitments, instruments, understandings or contracts, whether written or oral, express or implied, contingent, fixed or otherwise, to which Burrard is a party other then retainer agreements with legal counsel and accountants and except as disclosed in the Burrard SEC Documents.

     5.13     Minute  Books.  The  minute  books  of  Burrard contain a complete
              -------------
summary of all meetings of directors and shareholders since the time of incorporation of such entity and reflect all transactions referred to in such minutes accurately in all material respects.

     5.14     Completeness  of  Disclosure.  No representation or warranty by
              ----------------------------
Burrard in this Agreement nor any certificate, schedule, statement, document or instrument furnished or to be furnished to Technocall pursuant hereto contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make any statement herein or therein not materially misleading.


                                    ARTICLE 6
                               CLOSING CONDITIONS

     6.1     Conditions  Precedent  to  Closing  by  Burrard.  The obligation of
             -----------------------------------------------
Burrard to consummate the Transaction is subject to the satisfaction of the conditions set forth below, unless any such condition is waived by Burrard at the Closing. The Closing of the transactions contemplated by this Agreement will be deemed to mean a waiver of all conditions to Closing.

     (a)     Representations and Warranties.  The representations and warranties
             ------------------------------
of Technocall and the Selling Shareholders set forth in this Agreement will be true, correct and complete in all respects as of the Closing Date, as though made on and as of the Closing Date.

     (b)     Performance.  All  of the covenants and obligations that Technocall
             -----------
and the Selling Shareholders required to perform or to comply with pursuant to this Agreement at or prior to the Closing must have been performed and complied with in all material respects.

     (c)     Transaction  Documents.  This  Agreement  and all other transaction
             ----------------------
documents necessary or reasonably required to consummate the Transaction, all in form and substance reasonably satisfactory to Burrard, will have been executed and delivered to Burrard.

     (d)     Opinion  of  Technocall's Counsel.  Technocall will furnish Burrard
             ---------------------------------
with an opinion, dated as of the Closing Date, of legal counsel for Technocall, which opinion will be in form and substance reasonably satisfactory to Burrard and its counsel and will express the opinion of legal counsel that:

          (i) this Agreement and all documents executed by Technocall in connection with the Transaction have been duly authorized by and validly executed by Technocall;

          (ii) the transfer of the Technocall Shares by the Selling Shareholders to Burrard has been approved by all required corporate proceedings of Technocall, including any and all approvals required by Technocall's directors and shareholders;

          (iii) upon issuance of the Burrard Shares to the Selling Shareholders, Burrard will be the owner of all of the issued and outstanding shares in the capital of Technocall;

          (iv) Technocall is the owner of all personal property assets listed in Disclosure Schedule 3.9 and all intellectual property assets listed in Disclosure Schedule 3.11 free and clear of all liens, charges, security interests and encumbrances.

     (e)     No  Material Adverse Change.  No Technocall Material Adverse Effect
             ---------------------------
will  have  occurred  since  the  date  of  this  Agreement.

     6.2     Conditions  Precedent  to  Closing  by  Technocall  and the Selling
             -------------------------------------------------------------------
Shareholders.  The  obligations  of  Technocall  and the Selling Shareholders to
------------
consummate the Transaction is subject to the satisfaction of the conditions set forth below, unless such condition is waived by Technocall at the Closing. The Closing of the Transaction will be deemed to mean a waiver of all conditions to Closing.

     (a)    Representations and Warranties.  The representations and warranties
             ------------------------------
of Burrard set forth in this Agreement will be true, correct and complete in all respects as of the Closing Date, as though made on and as of the Closing Date.

      (b)   Performance.  All  of'  the  covenants  and obligations that Burrard
            -----------
are required to perform or to comply with pursuant to this Agreement at or prior to the Closing must have been performed and complied with in all material respects.

      (c)   Transaction  Documents.  This  Agreement and  all other  transaction
             ----------------------
documents necessary or reasonably required to consummate the Transaction, all in form and substance reasonably satisfactory to Technocall, will have been executed and delivered by Burrard, as applicable.

      (d)     No Material Adverse.  No event will have occurred  since the date
              -------------------
of this Agreement that has had a material adverse effect on the business, operations, assets, properties, prospects or conditions of Burrard taken as a whole.


                                    ARTICLE 7
                       ADDITIONAL COVENANTS OF THE PARTIES

     7.1     Financial Statements.  The Selling Shareholders and Technocall will
             --------------------
use their best efforts to: (a) prepare the audited financial statements for Technocall for the past two fiscal years and unaudited financial statements to September 30, 2001, each in accordance with US GAAP and in the form and with the content required to enable Burrard to comply with the financial statement filing requirements of the Exchange Act arising from the acquisition of Technocall; and
(b) to deliver such financial statements to Burrard not later than 45 days following the Closing.

     7.2     Access  and  Investigation.  Between the date of this Agreement and
             --------------------------
the Closing Date, Technocall, on the one hand, and Burrard, on the other hand, will, and will cause each of their respective representatives to, (a) afford the other and its representatives full and free access to its personnel, properties, contracts, books and records, and other documents and data, (b) furnish the other and its representatives with copies of all such contracts, books and records, and other existing documents and data as required by this Agreement and as the other may otherwise reasonably request, and (c) furnish the other and its representatives with such additional financial, operating, and other data and information as the other may reasonably request.

     7.3     Exclusivity.  Until  such  time, if  any, as  this  Agreement is
             -----------
terminated pursuant to this Agreement, Technocall will not, directly or indirectly solicit, initiate, entertain or accept any inquiries or proposals from, discuss or negotiate with, provide any nonpublic information to, or consider the merits of any unsolicited inquiries or proposals from, any person or entity (other than Burrard) relating to any transaction involving the sale of the business or assets (other than in the ordinary course of business), or any of the capital stock of Technocall, or any merger, consolidation, business combination, or similar transaction. Technocall will promptly notify Burrard if it receive an unsolicited offer for such a transaction, or obtains information that such an offer is likely to be made, which notice will include the identity of the prospective offeror and the price and terms of the proposed offer.

     7.4     Conduct  of Technocall Business Prior to Closing.  From the date of
             ------------------------------------------------
this Agreement to the Closing Date, and except to the extent that Burrard otherwise consents in writing, Technocall will operate its business substantially as presently operated and only in the ordinary course and in compliance with all applicable laws, and use its best efforts to preserve intact its good reputation and present business organization and to preserve its relationships with persons having business dealings with it.

     7.5     Public  Announcements.  Burrard and Technocall each agree that they
             ---------------------
will not release or issue any reports or statements or make any public announcements relating to this Agreement or the transactions contemplated herein without the prior written consent of the other party, except as may be required upon written advice of counsel to comply with applicable laws or regulatory requirements after consulting with the other party hereto and seeking their consent to such announcement.

     7.6     Burrard  Board  of  Directors.   Immediately  upon the Closing, the
             -----------------------------
current directors of Burrard will adopt resolutions appointing a new board of directors for Burrard consisting of members selected by Technocall. Technocall will advise Burrard of the new directors forthwith upon execution of this Agreement. Burrard will undertake to file with the SEC an Information Statement on Schedule 14F (the "Schedule 14F") disclosing the anticipated resignation of
                        ------------
the current directors of Burrard and appointment of the Technocall directors, in a form that will satisfy the requirements of Rule 14f-1 of the Exchange Act, and will promptly cause the Schedule 14F to be delivered to the stockholders of Burrard. The parties shall use their best efforts to cause the Schedule 14F to be filed with the SEC and mailed to the stockholders of Commodore on or before November 30, 2001. The parties agree to cooperate in the preparation and filing of such report or any other filings to be filed with the SEC.

     7.7     Burrard  Name  Change.  Burrard  agrees  that  it will undertake to
             ---------------------
change its corporate name to "Blue Industries, Inc." subsequent to the Closing Date, provided that the completion of this name change will not be a condition of Closing.


                                   ARTICLE 8.
                                     CLOSING

     8.1     Closing.  The  Closing  shall take place on the Closing Date at the
             -------
offices of the lawyers for Burrard or at such other location as agreed to by the parties. Notwithstanding the location of the Closing, each party agrees that the Closing may completed by the exchange of undertakings between the respective legal counsel for Technocall, the Selling Shareholders and Burrard, provided such undertakings are satisfactory to each party's respective legal counsel.

     8.2     Closing  Deliveries of Technocall and the Selling Shareholders.  At
             --------------------------------------------------------------
Closing, Technocall and the Selling Shareholders will deliver or cause to be delivered the following, fully executed and in form and substance reasonably satisfactory to Burrard:

     (a) copies of all resolutions and/or consent actions adopted by or on behalf of the boards of directors of Technocall evidencing approval of this Agreement and approving the transfer of the Technocall Shares to Burrard;

     (b) a certificate of each Selling Shareholder, dated as of Closing, certifying that (i) each covenant and obligation of the Selling Shareholder has been complied with, and (ii) each representation, warranty and covenant of the Selling Shareholder is true and correct at the Closing as if made on and as of the Closing

     (c) a certificate of an officer of Technocall, dated as of Closing, certifying that (i) each covenant and obligation of Technocall has been complied with, and (ii) each representation, warranty and covenant of Technocall is true and correct at the Closing as if made on and as of the Closing;

     (d) certificates representing all Technocall Shares duly endorsed in blank for transfer or with a stock power of attorney (in either case with the signature guaranteed by the appropriate official) with all eligible security transfer taxes paid;

     (e)  the  legal  opinion  required  by  Section  6.1(d)  of this Agreement;

     (f) the minute books of Technocall and all books and records of Technocall.

     8.3     Closing Deliveries of Burrard.  At Closing, Burrard will deliver or
             -----------------------------
cause to be delivered the following, fully executed and in form and substance reasonably satisfactory to Technocall:

     (a) copies of all resolutions and/or consent actions adopted by or on behalf of the boards of directors of Burrard evidencing approval of this Agreement and the Transaction.

     (b) a certificate of an officer of Burrard, dated as of Closing, certifying that (i) each covenant and obligation of Burrard has been complied with, and (ii) each representation, warranty and covenant of Burrard is true and correct at the Closing as if made on and as of the Closing;

     (c) share certificates representing Burrard Shares duly endorsed with legends, in the form required by this Agreement, respecting restrictions on transfer as required by or necessary under the applicable securities legislation of the United States, as contemplated by this Agreement.


                                    ARTICLE 9
                                   TERMINATION

     9.1     Termination.  This Agreement may be terminated at any time prior to
             -----------
the  Closing  Date  contemplated  hereby  by:

     (a)     Mutual  agreement  of  Burrard  and  Technocall;

     (b) Burrard, if there has been a breach by Technocall of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of Technocall that is not cured, to the reasonable satisfaction of Burrard, within ten business days after notice of such breach is given by Burrard (except that no cure period will be provided for a breach by Technocall that by its nature cannot be cured);

     (c) Technocall, if there has been a breach by Burrard of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of Burrard that is not cured by the breaching party, to the reasonable satisfaction of Technocall, within ten business days after notice of such breach is given by Technocall (except that no cure period will be provided for a breach by Burrard that by its nature cannot be cured.

     9.2     Effect  of  Termination.  In  the  event of the termination of this
             -----------------------
Agreement as provided in Section 9.1, this Agreement will be of no further force or effect, provided, however, that no termination of this Agreement will relieve any party of liability for any breaches of this Agreement that are based on a wrongful refusal or failure to perform any obligations.


                                   ARTICLE 10
                       INDEMNIFICATION; REMEDIES; SURVIVAL

     10.1     Certain  Definitions.  For  the  purposes  of this Section 10, the
              --------------------
terms "Loss" and "Losses" means any and all demands, claims, actions or causes of action, assessments, losses, damages. liabilities, costs, and expenses, including without limitation, interest, penalties, fines and reasonable attorneys, accountants and other professional fees and expenses, but excluding any indirect, consequential or punitive damages suffered by Burrard or Technocall including damages for lost profits or lost business opportunities.

     10.2     Agreement  of Technocall to Indemnify.  Technocall will indemnify,
              -------------------------------------
defend, and hold harmless Burrard, its respective officers, directors, shareholders, employees and affiliates from, against, and in respect of any and all Losses asserted against, relating to, imposed upon, or incurred by Burrard by reason of, resulting from, based upon or arising out of:

     (a) the breach by Technocall of any representation or warranty of Technocall contained in or made pursuant to this Agreement, any Closing Document or certificate or instrument delivered pursuant to this Agreement; and

     (b) the breach or partial breach by Technocall of any covenant or agreement of Technocall made in or pursuant to this Agreement.

     10.3     Agreement  of  Selling  Shareholders  to  Indemnify.  The  Selling
              ---------------------------------------------------
Shareholders will indemnify, defend, and hold harmless Burrard, its respective officers, directors, shareholders, employees and affiliates from, against, and in respect of any and all Losses asserted against, relating to, imposed upon, or incurred by Burrard by reason of, resulting from, based upon or arising out of:

     (a) the breach by a Selling Shareholder of any representation or warranty of the Selling Shareholder contained in or made pursuant to this Agreement, any Closing Document or certificate or instrument delivered pursuant to this Agreement; and

     (b) the breach or partial breach by the Selling Shareholder of any covenant or agreement of the Selling Shareholder made in or pursuant to this Agreement.

     10.4     Agreement  of  Burrard  to  Indemnify.  Burrard  will  indemnify,
              -------------------------------------
defend, and hold harmless Technocall and the Selling Shareholders from, against, for, and in respect of any and all Losses asserted against, relating to, imposed upon, or incurred by Technocall and the Selling Shareholders by reason of, resulting from, based upon or arising out of:

     (a) the breach by Burrard of any representation or warranty of Burrard contained in or made pursuant to this Agreement, any Closing Document or certificate or instrument delivered pursuant to this Agreement; and

     (b) the breach or partial breach by Burrard of any covenant or agreement of Burrard made in or pursuant to this Agreement, or any Burrard Document or other certificate or instrument delivered pursuant to this Agreement.

     10.5     Limitations  of  Liability.  No  claims  for indemnification under
              --------------------------
this  Article  10 will be made after the second anniversary of the Closing Date.


                                   ARTICLE 11
                            MISCELLANEOUS PROVISIONS

     11.1     Effectiveness  of  Representations;  Survival.  Each  party  is
              ---------------------------------------------
entitled to rely on the representations, warranties and agreements of each of the other parties and all such representation, warranties and agreement will be effective regardless of any investigation that any party has undertaken or failed to undertake. The representation, warranties and agreements will survive the Closing Date and continue in full force and effect until the second anniversary of the Closing Date; provided that the representations and warranties regarding Taxes will survive until the expiration of any applicable statute of limitations

     11.2     Further  Assurances.  Each  of  the  parties hereto will cooperate
              -------------------
with the others and execute and deliver to the other parties hereto such other instruments and documents and take such other actions as may be reasonably requested from time to time by any other party hereto as necessary to carry out, evidence, and confirm the intended purposes of this Agreement.

     11.3     Amendment.  This  Agreement  may  not  be  amended  except  by  an
              ---------
instrument  in  writing  signed  by  each  of  the  parties.

     11.4     Expenses.  Each  party  to this Agreement will bear its respective
              --------
expenses incurred in connection with the preparation, execution, and performance of this Agreement and the transactions contemplated hereby, including all fees and expenses of agents, representatives, counsel, and accountants.

     11.5     Entire  Agreement.  This  Agreement,  the  exhibits,  schedules
              -----------------
attached hereto and the other Burrard Documents contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior arrangements and understandings, both written and oral, expressed or implied, with respect thereto. Any preceding correspondence or offers are expressly superseded and terminated by this Agreement.

     11.6     Severability.  It is the desire and intent of the parties that the
              ------------
provisions of the Burrard Documents be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any provision of the Burrard Documents will for any reason be held or adjudged to be invalid, illegal, or unenforceable by any court of competent jurisdiction, such paragraph or part thereof so adjudicated invalid, illegal, or unenforceable will be deemed separate, distinct, and independent, and the remainder of the Burrard Documents will remain in full force and effect and will not be affected by such holding or adjudication.

     11.7     Notices.  All  notices  and  other  communications  required  or
              -------
permitted under to this Agreement must be in writing and will be deemed given if sent by personal delivery, faxed with electronic confirmation of delivery, internationally-recognized express courier or registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as will be specified by like notice):

     If  to  Technocall  and  the  Selling  Shareholders:

          TECHNOCALL  SA
          3,  avenue  des  Baumettes
          Renens,  Switzerland

          Attention:  Fernand  LeLoroux
          Telephone:  [@]
          Fax:    [@]

     With  a  copy  (which  will  not  constitute  notice)  to:

          [NAME  OF  TECHNOCALL  LEGAL  COUNSEL]
          [ADDRESS  OF  TECHNOCALL  LEGAL  COUNSEL]
          Attention:  [NAME  OF  TECHNOCALL  LEGAL  COUNSEL]
          Telephone:  [@]
          Fax:    [@]

     If  to  Burrard:

          BURRARD  TECHNOLOGIES,  INC.
          Suite  501,  1281  West  Georgia  Street
          Vancouver,  British  Columbia
          Attention:  Mr.  William  Robertson

          Facsimile:  604-484-2875


     With  a  copy  (which  will  not  constitute  notice)  to:

          Michael H. Taylor                   Michael A. Cane
          O'Neill & Company                   Cane & Company, LLC
          Suite 1880, Royal Centre            Suite 500, Box 18
          1055 West Georgia St., Box 11122    2300 West Sahara Avenue
          Vancouver, British Columbia         Las Vegas, Nevada
          Canada  V6E 3P3                     USA  89102

          Facsimile: (604) 687-6650           Facsimile: (702) 312-6249

All  such  notices and other communications will be deemed to have been received
(a) in the case of personal delivery, on the date of such delivery, (b) in the case of a fax, when the party sending such fax has received electronic confirmation of its delivery, (c) in the case of delivery by internationally-recognized express courier, on the business day following dispatch and (d) in the case of mailing, on the fifth business day following mailing.

     11.8     Headings.  The  headings  contained  in  this  Agreement  are  for
              --------
convenience purposes only and will not affect in any way the meaning or interpretation of this Agree-ment.

     11.9     Benefits.  This Agreement is and will only be construed as for the
              --------
benefit  of  or  enforceable  by  those  persons  party  to  this  Agreement.

     11.10     Assignment.  This  Agreement  may  not  be  assigned  (except  by
               ----------
operation  of  law)  by  any  party  without  the  consent of the other parties.

     11.11     Governing  Law.  This Agreement will be governed by and construed
               --------------
in accordance with the laws of the State of Nevada applicable to contracts made and to be performed therein. The parties hereby (i) submit to personal jurisdiction in the Courts of the State of Nevada for the enforcement of this Agreement, and if federal jurisdiction attaches to the United States District Court of the District of Nevada, and (ii) waive any and all rights under the laws of any state to object to jurisdiction within the State of Nevada for the purposes of litigation to enforce this Agreement

     11.12     Construction.  The language used in this Agreement will be deemed
               ------------
to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.

     11.13     Counterparts.  This  Agreement  may  be  executed  in one or more
               ------------
counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

     11.14     Fax  Execution.  This  Agreement  may  be executed by delivery of
               --------------
executed signature pages by fax and such fax execution will be effective for all purposes.

     11.15     Schedules  and Exhibits.  The schedules and exhibits are attached
               -----------------------
to  this  Agreement  and  incorporated  herein.

     11.16     Independent  Legal  Advice.  Each  of  Technocall and the Selling
               --------------------------
Shareholders acknowledges that O'Neill & Company have acted solely for Burrard in the negotiation and execution of this Agreement and O'Neill & Company have advised each of Technocall and the Selling Shareholders to obtain the advice of their independent legal counsel.

IN WITNESS WHEREOF the parties hereto have executed this agreement as of the day and year first above written.

BURRARD  TECHNOLOGIES,  INC.
a  Nevada  corporation  by  its
authorized  signatory:

/s/ William Robertson
_____________________________
Signature  of  Authorized  Signatory

_____________________________
Name  of  Authorized  Signatory

____________________________
Position  of  Authorized  Signatory


TECHNOCALL,  SA
a  Swiss  corporation  by  its
authorized  signatory:

/s/ Fernand Leloroux
_____________________________
Signature  of  Authorized  Signatory

Leloroux
_____________________________
Name  of  Authorized  Signatory

President
____________________________
Position  of  Authorized  Signatory

TECHNOCALL SA
CH 1204 GENEVE

SELLING  SHAREHOLDERS
---------------------

ADVANCED TECHNOLOGIES DEVELOPMENT CO. LIMITED by its authorized signatory:

/s/ Herve Gallion
_____________________________
Signature  of  Authorized  Signatory

HERVE GALLION
_____________________________
Name  of  Authorized  Signatory

Director
____________________________
Position  of  Authorized  Signatory


ROCASPRANE  LTD.
by  its  authorized  signatory:

/s/ CHRISTOPHE GIOVANETII
_____________________________
Signature  of  Authorized  Signatory

CHRISTOPHE GIOVANNETII
_____________________________
Name  of  Authorized  Signatory

P.O.A.
____________________________
Position  of  Authorized  Signatory


AXIOM  S.A.
by  its  authorized  signatory:

/s/ Fernand Leloroux
_____________________________
Signature  of  Authorized  Signatory

LELOROUX
_____________________________
Name  of  Authorized  Signatory

Director
____________________________
Position  of  Authorized  Signatory

                                  APPENDIX "A"
                                  ------------

   to that Stock Purchase Agreement dated as of the 23rd day of November, 2001








                         BUSINESS PLAN OF TECHNOCALL, SA

                             DISCLOSURESCHEDULE 3.4
                             ----------------------

   to that Stock Purchase Agreement dated as of the 23rd day of November, 2001



                            TITLE TO TECHNOCALL STOCK



NAME OF STOCKHOLDER                                 NUMBER OF SHARES

Advanced Technologies Development Co. Limited       500  Shares

Rocasoprane  Ltd.                                   334  Shares

Axiom  S.A.                                         166  Shares

Total                                               1,000  Shares

                             DISCLOSURESCHEDULE 3.6
                             ----------------------

   to that Stock Purchase Agreement dated as of the 23rd day of November, 2001








                     FINANCIAL STATEMENTS OF TECHNOCALL, SA


    SEPTEMBER 30, 2001 FINANCIAL STATEMENTS OF TECHNOCALL ARE ATTACHED HERETO

                             DISCLOSURESCHEDULE 3.9
                             ----------------------

   to that Stock Purchase Agreement dated as of the 23rd day of November, 2001








                 FIXED ASSETS/ TANGIBLE ASSETS OF TECHNOCALL SA


                LIST OF ASSETS OF TECHNOCALL IS ATTACHED HERETO.

                             DISCLOSURESCHEDULE 3.11
                             -----------------------

   to that Stock Purchase Agreement dated as of the 23rd day of November, 2001


                    INTELLECTUAL  PROPERTY OF TECHNOCALL, SA



Attached is the description of program referred to as the "Electronic and Computer Intelligence Applied to Water Treatment".

1.     Patents

Patents and any patentable inventions connected with the development and manufacture of electronics smart-cards for water apparatuses used by Cartis Inc. in its proprietary water treatment process.

2.     Trademarks  and  Trade  Names

The  trade  name  "Blue  Industries".

                             DISCLOSURESCHEDULE 3.13
                            ------------------------

   to that Stock Purchase Agreement dated as of the 23rd day of November, 2001








                      MATERIAL CONTRACTS OF TECHNOCALL, SA




A. Agreement between Advance Technologies Development Co. Limited and Technocall dated September 25, 2001; and

B. Agreement between Technocall and Cartis Inc. dated September 28, 2001, including the Annex to this Agreement dated September 28, 2001.